Exhibit 10.3

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 3, 2025 (the “Fifth Amendment Effective Date”), is entered into among Radius Recycling, Inc. (f/k/a SCHNITZER STEEL INDUSTRIES, INC.), an Oregon corporation (the “US Borrower”), SCHNITZER STEEL CANADA LTD., a British Columbia corporation (the “Canadian Borrower”; the Canadian Borrower, together with the US Borrower, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the US Lenders party hereto, BANK OF MONTREAL, as the Canadian Lender, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Borrowers, the US Lenders from time to time party thereto, the Canadian Lender, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, entered into that certain Third Amended and Restated Credit Agreement, dated as of April 6, 2016 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified prior to the Fifth Amendment Effective Date, the “Existing Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Existing Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and

WHEREAS, the parties hereto are willing to amend the Existing Credit Agreement, subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows (as so amended, the “Amended Credit Agreement”):

(a) The definition of “EBITDA” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA” means, for any period, for any Person, an amount equal to Net Income of such Person for such period plus (a) the following (without duplication in each case) to the extent deducted in calculating such Net Income: (i) Interest Charges of such Person for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such Person for such period, (iii) the amount of depreciation and amortization expense deducted in determining such Net Income, (iv) other non-recurring expenses (including non-recurring inventory write-downs) of such Person reducing such Net Income which do not represent a cash item in such period or any future period, (v) non-cash expenses of such Person resulting from the application of Statement of Financial Accounting Standards No. 123 (revised), (vi) expenses or charges recorded by such Person in respect of Environmental Liabilities in such period (net of any related recoveries from insurance or other reimbursements in respect thereof recorded in such period), provided, that, the aggregate amount added back to Net Income pursuant to this clause (a)(vi) with respect to Environmental Liabilities other than Willamette River Remediation Obligations shall not exceed $50,000,000 in such period, (vii) any non-recurring fees, expenses or charges related to any issuance of debt or Equity Interests, any Permitted Acquisition or any sale or other transfer of a Disposed Business (in each case, whether or not consummated), (viii) non-cash exchange, translation or performance losses relating to any foreign currency hedging transaction or currency fluctuations, (ix) (A) Productivity Improvement Expenses of such Person during such period, and (B) losses of such Person from Discontinued Operations during such period; provided, that, the aggregate amount added back to Net Income pursuant to this clause (a)(ix) shall not exceed $50,000,000 during the term of this Agreement, and (x) any losses realized on Dispositions of assets made pursuant to Sections 7.05(c), 7.05(f), 7.05(h) or 7.05(i) during the applicable period, and minus (b) the following (without duplication) to the extent included in calculating such Net Income: (i) Federal, state, local and foreign income tax credits for such Person during such period, (ii) non-cash exchange, translation or performance gains relating to any foreign currency hedging transaction or currency fluctuations of such Person for such period, (iii) all non-cash items of such Person increasing such Net Income in such period or any future period, and (iv) any gains realized on Dispositions of assets made pursuant to Sections 7.05(c), 7.05(f), 7.05(h) or 7.05(i) during the applicable period; provided, however, that, notwithstanding this clause (b)(iv), it is understood and agreed that an aggregate amount of up to $75,000,000 of gains realized on Dispositions of assets made pursuant to Sections 7.05(c), 7.05(f), 7.05(h) or 7.05(i) may be included in EBITDA after the Fifth Amendment Effective Date and during the remaining term of this Agreement (it being understood that such $75,000,000 amount shall, once included in EBITDA, not refresh (i.e., such amount is not a “per four fiscal quarter period” refreshing amount)) so long as the Compliance Certificate(s) in which such gains are included in the calculation of EBITDA provides a reasonably detailed description of (I) the assets sold in such sale, (II) the net book value of such sold assets and (III) the consideration received by such Person for such sold assets. For any four fiscal quarter period, any non-cash reversal of a non-recurring fee, expense or charge which had been incurred during the four fiscal quarter period shall be included in Net Income during such period.

(b) The definition of “Fee Letter” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fee Letter” means each of (a) the letter agreement, dated July 2, 2022, among the US Borrower and BofA Securities, Inc., (b) the letter agreement, dated May 31, 2024, among the US Borrower and BofA Securities, Inc. and (c) the letter agreement, dated December 18, 2024, among the US Borrower and BofA Securities, Inc.

(c) A new definition is hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

“Fifth Amendment Effective Date” means January 3, 2025.

(d) The definition of “Fourth Amendment Period” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fourth Amendment Period” means the period commencing with the fiscal quarter ending May 31, 2024 through and including the fiscal quarter ending August 31, 2025.

(e) Section 7.11(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

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(d) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio (A) as of the end of the fiscal quarter of the US Borrower ending May 31, 2024 to be less than 2.00 to 1.00 and (B) as of the end of each of the fiscal quarters of the US Borrower ending February 28, 2025, May 31, 2025 and August 31, 2025 to be less than 1.25 to 1.00.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction, or waiver, of the following conditions precedent:

(a) The Administrative Agent’s receipt of executed counterparts of this Amendment, which shall be originals or telecopies (followed promptly by originals), properly executed by a Responsible Officer of each Loan Party, the Required Lenders and the Administrative Agent.

(b) (i) Any fees required to be paid on or before the Fifth Amendment Effective Date shall have been paid, and (ii) reimbursement by the Loan Parties for all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Canadian Lender in connection with the preparation, execution and delivery of this Amendment, including all Attorney Costs of the Administrative Agent and the Canadian Lender (paid directly to such counsel if requested by the Administrative Agent or the Canadian Lender, as applicable).

(c) (i) Completion by the Lenders of a due diligence investigation of the US Borrower and its Subsidiaries in scope, and with results, satisfactory to the Lenders, including, without limitation, OFAC, Foreign Corrupt Practices Act and “know your customer” due diligence, (ii) receipt by the Administrative Agent and the Lenders of documentation and other information requested by the Administrative Agent and the Lenders in order to comply with applicable law, including without limitation, the Patriot Act, and (iii) with respect to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender that so requests, of a Beneficial Ownership Certification in relation to such Borrower.

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.

3. Payment of Expenses. The Loan Parties agree to reimburse the Administrative Agent and the Canadian Lender for all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Canadian Lender in connection with the preparation, execution and delivery of this Amendment, including all Attorney Costs of the Administrative Agent and the Canadian Lender (paid directly to such counsel if requested by the Administrative Agent or the Canadian Lender, as applicable).

4. Miscellaneous.

(a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b) Each Loan Party (i) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (ii) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral

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for the relevant Obligations, and (iii) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the relevant Obligations.

(c) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

(d) Each Loan Party represents and warrants that: (i) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (C) violate any Law, except in each case referred to in clause (B) or (C) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority and no material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any other Person, in each case, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment, other than authorizations, approvals, actions, notices and filings which have been duly obtained; (iv) this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the enforcement of creditors’ rights generally; and (v) after giving effect to this Amendment, (A) the representations and warranties of (1) the US Borrower contained in Article V of the Amended Credit Agreement, and (2) each Loan Party contained in each Loan Document, or, in each case, in any document furnished at any time under or in connection therewith, are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case it shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(d)(v)(A), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement, and (B) no Default has occurred and is continuing.

(e) Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Amended Credit Agreement are true and correct as of the Fifth Amendment Effective Date. Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Amended Credit Agreement.

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(f) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the holders of the Obligations under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(g) Subject to Section 10.18 of the Amended Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, and subject to Section 10.18 of the Amended Credit Agreement, the authorization under this Section 4(g) may include use or acceptance by the Administrative Agent or any Lender Party of a manually signed paper Amendment which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.

(h) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(j) The terms of Sections 10.14 and 10.15 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(k) In consideration of the agreements of the Administrative Agent, each US Lender, the Canadian Lender, each L/C Issuer, and the Swing Line Lender set forth in this Amendment, each Loan Party hereby releases and forever discharges the Administrative Agent, each US Lender, the Canadian Lender, each L/C Issuer, the Swing Line Lender and the Administrative Agent’s, each US Lender’s, the Canadian Lender’s, each L/C Issuer’s, and the Swing Line Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, affiliates and other Related Parties (hereinafter all of the above collectively referred to as the “Lender Group”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Loan Documents through the date of this Amendment, whether

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arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which such Loan Party may have or claim to have against any member of the Lender Group (the “Claims”), it being understood that the Loan Parties do not release, discharge or acquit the Lender Group from the obligations specifically set forth in this Amendment and nothing in this Section 4(k) shall be construed to constitute a release of or otherwise apply to a covenant not to sue in respect of any Claims for breach of any obligation by any member of the Lender Group occurring after the date hereof.

Each Loan Party understands, acknowledges and agrees that the release of the Lender Group provided in Section 4(k) hereof includes a waiver of any and all rights and protections the Loan Party may have under Section 1542 of the Civil Code of California (the text of which is below) and any similar statute or law. Section 1542 of the Civil Code of California provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

By executing this Amendment, each Loan Party intends to (i) waive any and all rights and benefits which they may have under Section 1542 of the Civil Code or California, and any similar statute or law, and (ii) assume the risk of releasing any existing, but as of yet unknown, claims.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS: Radius Recycling, Inc. (f/k/a SCHNITZER STEEL INDUSTRIES, INC.),

an Oregon corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President, Chief Treasury Officer and Business Development

SCHNITZER STEEL CANADA LTD.,

a British Columbia corporation

By: /s/ Stefano Gaggini

Name: Stefano Gaggini

Title: President

GUARANTORS: Radius Recycling, Inc. (f/k/a SCHNITZER STEEL INDUSTRIES, INC.),

an Oregon corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President, Chief Treasury Officer and Business Development

Auto Parts Group Southwest, LLC,

a Delaware limited liability company

By: Norprop, Inc., its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title:

Cascade Steel Rolling Mills, Inc.,

an Oregon corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Fifth Amendment

Radius Recycling, INC.

Edman Corp.,

an Oregon corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Fifth Amendment

Radius Recycling, INC.

General Metals of Tacoma, Inc.,

a Washington corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Joint Venture Operations, Inc.,

a Delaware corporation

By: /s/ Brian Souza

Name: Brian Souza

Title: President

Manufacturing Management, Inc.,

an Oregon corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Metals Recycling L.L.C.,

a Rhode Island limited liability company

By: Joint Venture Operations, Inc., its Sole Member

By: /s/ Brian Souza

Name: Brian Souza

Title: President

Norprop, Inc.,

an Oregon corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Pick A Part, Inc.,

a Washington corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Fifth Amendment

Radius Recycling, INC.

Pick and Pull Auto Dismantling, Inc.,

a California corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Pick-N-Pull Auto Dismantlers, a California General Partnership,

a California general partnership

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Member of Management Committee and Vice President

Pick-N-Pull Auto Dismantlers, Columbus, LLC,

a Delaware limited liability company

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Pick-N-Pull Auto Dismantlers, Kansas City, LLC,

a Delaware limited liability company

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Pick-N-Pull Auto Dismantlers, LLC,

a California limited liability company

By: Pick-N-Pull Auto Dismantlers, a California General Partnership, its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Member of Management Committee and Vice President

Fifth Amendment

Radius Recycling, INC.

Pick-N-Pull Auto Dismantlers, Nevada, LLC,

a Nevada limited liability company

By: Pick-N-Pull Auto Dismantlers, a California General Partnership, its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Member of Management Committee and Vice President

Pick-N-Pull Auto Dismantlers, St. Louis, LLC,

a Delaware limited liability company

By: Norprop, Inc., its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Pick-N-Pull Auto Dismantlers, Stockton, LLC,

a California limited liability company

By: Norprop, Inc., its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Pick-N-Pull Auto Dismantlers, Virginia Beach, LLC,

a Delaware limited liability company

By: Norprop, Inc., its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Pick-N-Pull Northwest, LLC,

an Oregon limited liability company

By: Norprop, Inc., its Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Fifth Amendment

Radius Recycling, INC.

Proleride Transport Systems, Inc.,

a Delaware corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Prolerized New England Company LLC,

a Delaware limited liability company

By: Proleride Transport Systems, Inc., its Managing Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Row52, LLC,

a Delaware limited liability company

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Schnitzer Fresno, Inc.,

an Oregon corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Schnitzer Southeast, LLC,

a Georgia limited liability company

By: Radius Recycling, Inc., its Manager

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President, Chief Treasury Officer and Business Development

Schnitzer Steel Hawaii Corp.,

a Delaware corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President and Treasurer

Fifth Amendment

Radius Recycling, INC.

SSI Big Sky LLC,

an Oregon limited liability company

By: Radius Recycling, Inc., its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President, Chief Treasury Officer and Business Development

SSI Burbank LLC,

a Washington limited liability company

By: Radius Recycling, Inc., its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President, Chief Treasury Officer and Business Development

SSI Nevada LLC,

a Nevada limited liability company

By: Radius Recycling, Inc., its Sole Member

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President, Chief Treasury Officer and Business Development

U-PULL-IT, Inc.,

a California corporation

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Schnitzer Steel Canadian Holdings, Inc.

By: /s/ Stefano Gaggini

Name: Stefano Gaggini

Title: President

SSI Services, LLC (f/k/a SCHN Holdings, LLC),

a Delaware limited liability company

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Fifth Amendment

Radius Recycling, INC.

Schnitzer Columbus Recycling, LLC,

a Delaware limited liability company

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Schnitzer Southeast Holdings, LLC,

a Delaware limited liability company

By: /s/ W. Brandon Peele

Name: W. Brandon Peele

Title: Vice President

Pick-N-Pull Auto Dismantlers, Chicago, LLC,

a Delaware limited liability company

By: /s/ Stefano Gaggini

Name: Stefano Gaggini

Title: Member of the Management Committee

Fifth Amendment

Radius Recycling, INC.

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Carolen Alfonso

Name: Carolen Alfonso

Title: Vice President

Fifth Amendment

Radius Recycling, INC.

US LENDERS: BANK OF AMERICA, N.A.,

as a US A-1 Lender, a US A-2 Lender, the Swing Line Lender, and an L/C Issuer

By: /s/ Timothy G. Holsapple

Name: Timothy G. Holsapple

Title: Senior Vice President

Fifth Amendment

Radius Recycling, INC.

JPMorgan Chase Bank, N.A.,

as a US A-1 Lender and a US A-2 Lender

By: /s/ James Shender

Name: James Shender

Title: Executive Director

Fifth Amendment

Radius Recycling, INC.

KeyBank National Association,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Ernesto Tošković

Name: Ernesto Tošković

Title: SVP

Fifth Amendment

Radius Recycling, INC.

PNC BANK, NATIONAL ASSOCIATION,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Joseph McElhinny

Name: Joseph McElhinny

Title: Senior Vice President

Fifth Amendment

Radius Recycling, INC.

UMPQUA BANK,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Daniel O’Dell

Name: Daniel O’Dell

Title: Senior Vice President

Fifth Amendment

Radius Recycling, INC.

U.S. BANK NATIONAL ASSOCIATION,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Christopher Taddei

Name: Christopher Taddei

Title: Vice President

Fifth Amendment

Radius Recycling, INC.

U.S. BANK NATIONAL ASSOCIATION,

successor to MUFG UNION BANK, N.A.,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Christopher Taddei

Name: Christopher Taddei

Title: Vice President

Fifth Amendment

Radius Recycling, INC.

BANK OF MONTREAL, CHICAGO BRANCH,

as a US A-1 Lender

By: /s/ Belinda Yeboah

Name: Belinda Yeboah

Title: Field Manager

Fifth Amendment

Radius Recycling, INC.

BANNER Bank,

as a US A-1 Lender

By: /s/ Brandon Seals

Name: Brandon Seals

Title: VP, Syndication Portfolio Manager

Fifth Amendment

Radius Recycling, INC.

THE HUNTINGTON NATIONAL Bank,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Nate Drews

Name: Nate Drews

Title: Financial Discovery Rep

Fifth Amendment

Radius Recycling, INC.

the toronto-dominion bank, new york branch,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Richard A. Zimmerman

Name: Richard A. Zimmerman

Title: Managing Director

Fifth Amendment

Radius Recycling, INC.

WASHINGTON FEDERAL,

as a US A-1 Lender and a US A-2 Lender

By: /s/ Gary Haines

Name: Gary Haines

Title: Regional President

Fifth Amendment

Radius Recycling, INC.

First Hawaiian Bank,

as a US A-1 Lender

By: /s/ Devon Chow

Name: Devon Chow

Title: Vice President

Fifth Amendment

Radius Recycling, INC.

CANADIAN LENDER: BANK OF MONTREAL

as the Canadian Lender

By: /s/ Avanika Vashistha

Name: Avanika Vashistha

Title: Director

Fifth Amendment

Radius Recycling, INC.